PROMISSORY NOTE

February 1, 1996
New York, New York                                                      $200,000

      FOR VALUE RECEIVED, the undersigned, GLOBAL INTELLICOM, a Nevada corporation ("Borrower"), does hereby promise to pay to the order of TRIANGLE BRIDGE GROUP, LP, a California limited partnership ("Lender"), at such place as the Holder shall from time to time designate in writing, in lawful money of the United States, the principal amount of two hundred thousand dollars ($200,000), together with interest thereon from this date until paid at the rate of 6 percent (6%) per annum.

      Interest accrued shall be payable monthly, on the first (1st) day of each calendar month beginning March 1, 1996 and continuing thereafter until August 1, 1996, when the entire balance of principal and unpaid interest shall be due and payable.

      In the event of the sale or transfer or change in control of more than fifty percent (50%) of the outstanding stock of Borrower, or the acquisition, merger, consolidation or other reorganization of Borrower, or the sale of assets of Borrower outside the ordinary course of business, then, at the option of the Holder hereof, this note shall be immediately due and payable.

      Upon the occurrence of an Event of Default, as described herein, at the option of the Holder hereof, this Note shall become immediately due and payable in full and shall bear interest (whether or not the Holder elects that all amounts hereunder shall be immediately due and payable) at a default rate equal to the highest rate legally permissible. Such interest shall begin accruing on the date of the Event of Default and shall be paid on the first day of each month thereafter. Borrower waives notice, presentment or demand for payment, protest or notice of non-payment or dishonor or other notices or demands of any kind or character.

      Borrower consents to any extension or delay in the time of payment or enforcement of this Note, or to the renewal of this Note, all without affecting the liability of Borrower. Any delay on the part of the Holder in exercising any rights shall not operate as a waiver.

      The occurrence of any of the following events shall constitute an "Event of Default".

      1. Default in the payment when due of any installment of principal or interest under this Note or any other agreement contained herein, the Commitment Agreement executed by Borrower dated January 29, 1996, or in the Pledge Agreement executed concurrently herewith;

      2. Borrower or any guarantor is the subject of an order for relief by the Bankruptcy Court or makes an assignment for the benefit of creditors; or applies for or consents to the
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appointment of any receiver, trustee, conservator, custodian, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Borrower or any guarantor, as the case may be, and the appointment continues undischarged or unstayed for sixty (60) calendar days; or Borrower or any guarantor institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings related to it or any part of its property under the laws of any jurisdiction; or any similar proceedings are instituted without the consent of Borrower or any guarantor, as the case may be, and continues undismissed or unstayed for sixty (60) calendar days.

      If the fulfillment of any provision hereof, at the time performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity. If any payment is received by the Holder hereof which would otherwise be deemed a payment of interest in excess of the maximum allowed by law, then that portion of such payment amounting to any such excess shall be deemed to have been paid on account of principal at the time of receipt and any excess principal paid shall be promptly returned to Borrower. If any tribunal or court of appropriate jurisdiction deems any provision hereof unreasonable or unenforceable, said tribunal or court may declare a reasonable modification of such unreasonable or unenforceable provision, and this Note shall be valid and enforceable, and the parties hereto agree to be bound by such provision, as thus modified.

      If there shall occur any Event of Default, which Event shall remain uncured for ten (10) days, Lender, at its sole option, may elect to receive unregistered common stock of Borrower as repayment of all or any portion of this Note at a purchase price of three dollars and fifty cents ($3.50) per share of unregistered common stock of Borrower. Lender shall notify Borrower in writing by certified or registered mail of its election to receive unregistered common stock of Borrower as repayment of all or any portion of this Note. The closing and the issuance to Lender of the unregistered common stock of Borrower shall be held within thirty (30) days of Lender's notification.

      In the event Lender converts this Note into the common stock of Borrower, then and in that event, in the event of Borrower shall at any time after the date of such conversion seek to further register or qualify any of its capital stock or the securities holdings of any of its controlling shareholders, on each such occasion it shall furnish Lender with at least thirty (30) days prior written notice thereof and Lender shall have the option, without cost or expense to Lender, to include its Borrower's stock, or any portion thereof, in such registration or qualification with the consent of the underwriter, who may also require appropriate and reasonable limitations on the sale of such stock after their registration. Lender shall exercise its "piggy-back rights" of registration by giving written notice to Borrower and the underwriter within twenty (20) days of receipt of written notice from Borrower. All expenses in connection with preparing and filing the registration statement (and any registration or qualification under the securities or "Blue Sky" laws of the state in which the offering will be made under such


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registration statement) shall be borne in full by Borrower (including up to maximum of five (5) states in which Borrower would not otherwise sell shares registered under such registration statement in which the shares are also registered). This piggy-back right of registration may be assigned and transferred by Lender to any third parties who may receive the Borrower's stock issued to Lender pursuant to this Agreement.

      Borrower agrees to indemnify and hold harmless Lender and each person, if any, who is a representative of Lender, and each person to whom Lender assigns Borrower's common stock, from and against any losses, claims, damages, liabilities (which shall include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which Lender, such representative or assignee, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or an alleged untrue statement of any material fact contained in (a) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment thereof or supplement thereto, (b) any blue sky application or other document executed by Borrower specifically for that purpose or based upon written information furnished by Borrower filed in any state or other jurisdiction in order to qualify any or all of the shares under the securities laws thereof (any such application, document being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Borrower will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Borrower through Lender or on behalf of Lender or Lender's assigns specifically for use in the preparation of the Registration Statement or any such amendment of supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. This indemnity will be in addition to any liability which Lender or any of Lender's representatives or assigns may otherwise have.

      Each payment under this Note shall first be applied to interest due and then to principal.

      In the Event of Default, Borrower agrees to pay all costs of collection incurred by the Holder hereof, whether or not suit is filed including, without limitation, the Holder's actual attorney's fees.

                                          GLOBAL INTELLICOM,  a Nevada
                                          corporation


                                          By: ____________________________
                                                Howard Maidenbaum
                                                Executive Vice President


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